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                                                                   EXHIBIT 10.33
                                    WARRANT
                                    -------


          NEITHER THIS WARRANT NOR THE SECURITIES UNDERLYING THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS AND EACH OF THIS WARRANT AND SUCH SECURITIES ARE OFFERED IN RELIANCE UPON EXEMPTIONS THEREFROM. NEITHER THIS WARRANT NOR THE SECURITIES UNDERLYING THIS WARRANT MAY BE RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

                              WARRANT TO PURCHASE
             701 SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE

                            SPECIALTY CATALOG CORP.
                             A Delaware Corporation

            VOID AFTER 5:00 P.M. EASTERN TIME ON SEPTEMBER 30, 1999

          This certifies that, for value received, Martin E. Franklin (the "Warrant Holder"), is entitled, subject to the terms and conditions hereof, to purchase from Specialty Catalog Corp. (the "Company"), at any time or from time to time, but in any event, on or before September 30, 1999, up to Two Hundred Twenty-Eight Thousand One Hundred Eighty-Eight (228,188) fully paid and non-assessable shares (the "Shares") of common stock, par value $0.01 per share, of the Company (the "Common Stock"), and to receive a certificate or certificates for the Common Stock so purchased pursuant to and subject to the terms and conditions set forth below. This Warrant is one of a series of Warrants ("Warrants") to purchase an aggregate of 815.12 shares of Common Stock.

          1. This Warrant may be exercised in whole or in part at any time starting upon the closing of an initial public offering of the Company's common stock, or the common stock of SC Corporation, a wholly-owned subsidiary of the Company (the "Closing Date"), and ending on the earlier of (x) the third anniversary of the Closing Date or (y) September 30, 1999, ("Expiration Date"), by delivery and surrender to the Company at the offices of the Company at 21 Bristol Drive, South Easton, Massachusetts 02375, subject to Section 3 below, of this Warrant and a subscription form substantially similar to that attached to this Warrant as Exhibit A duly executed by the Warrant Holder accompanied by payment in full, in lawful money of the United States, or by certified or bank check, wire transfer or postal or express money order payable in United States dollars to the order of the Company, of the Exercise Price (as defined in Section 2 herein) for each share of Common Stock as to which this Warrant is being exercised on or before 5:00 P.M. Eastern time on the Expiration Date, after which time this Warrant shall be void. Notwithstanding anything to the contrary contained herein, should the Closing Date not have occurred on or prior to June 30, 1999, this Warrant shall be void.


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          2.  Subject to adjustment as hereinafter provided, the purchase price per Share of Common Stock as to which this Warrant is exercised (the "Exercise Price") shall be $1.88.

          3. (a) Upon the exercise of this Warrant, in full, the Company shall, or shall direct its transfer agent to, issue to the Warrant Holder certificates for the total number of Shares of Common Stock issuable on the date of such exercise pursuant to the terms of this Warrant in such denominations as are required by the Warrant Holder, and the Company shall, or shall direct its transfer agent to, thereupon deliver such certificates to or in accordance with the instructions of the Warrant Holder.

          (b) In the event that the Warrant Holder shall exercise this Warrant with respect to less than all of the Shares of Common Stock that may be purchased under the terms hereof, the Company shall, or shall direct its transfer agent to, issue to the Warrant Holder certificates for the Shares of Common Stock for which this Warrant is being exercised in such denominations as are required for delivery to the Warrant Holder, and the Company shall, or shall direct its transfer agent to, thereupon deliver such certificates to or in accordance with the instructions of the Warrant Holder, and the Company shall issue to the Warrant Holder a new Warrant, duly executed by the Company, in form and substance identical to this Warrant for the balance of Shares of Common Stock then issuable pursuant to the terms of this Warrant.

          (c) Notwithstanding anything to the contrary contained herein, neither the Company nor its transfer agent shall be required to issue any fraction of a Share of Common Stock in connection with the exercise of this Warrant, and the Company shall, upon exercise of this Warrant in whole or in part, issue the largest number of whole Shares of Common Stock to which this Warrant is entitled upon such full or partial exercise and shall return to the Warrant Holder the amount of the Exercise Price paid by the Warrant Holder in respect of any fractional Share.

          4. The Warrant Holder, as such, shall not be entitled to vote or receive dividends or be deemed the holder of Shares of Common Stock for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Warrant Holder, as such, any of the rights of a shareholder of the Company including, without limitation, any right to vote, give or withhold consent to any action by the Company (whether upon the recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting shareholders, receive dividends or subscription rights, or otherwise, until this Warrant shall have been exercised; provided, however, that any exercise of this Warrant, in
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whole or in part, on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for such shares of Common Stock are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, and this Warrant shall not be deemed to have been exercised, in whole or in part, as the case may be, until that date for the purpose of determining entitlement

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to dividends on the Common Stock, and that exercise shall be at the actual
Exercise Price in effect at such date.

          5.   The Exercise Price shall be subject to adjustment as follows:

          (a) In case the Company shall, after the date hereof, (i) pay a stock dividend or make a distribution in shares of its capital stock in respect of the Common Stock (whether shares of its Common Stock or of capital stock of any other class), (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the Exercise Price in effect immediately prior to such action shall be adjusted so that the holder of this Warrant thereafter surrendered for exercise shall be entitled to receive an equivalent number of shares of capital stock of the Company which he would have owned immediately following such action had this Warrant been exercised immediately prior thereto. Any adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

          (b) No adjustment in the Exercise Price shall be required to be made unless such adjustment would require an increase or decrease of at least one percent (1%) in such price; provided, however, that any adjustments which by
                            --------  -------
reason of this subsection (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent.

          (c) Whenever the Exercise Price is adjusted as provided in Section 5(a) herein, the Company will promptly mail to the Warrant Holder a certificate of the Company's Treasurer or Chief Financial Officer setting forth the Exercise Price as so adjusted and a brief statement of facts accounting for such adjustment.

          (d) Irrespective of any adjustment or change in the Exercise Price and the number of Shares actually purchasable under this Warrant, this Warrant may continue to express the Exercise Price per Share and the number of Shares purchasable hereunder as the Exercise Price per Share and the number of Shares purchasable as expressed upon this Warrant when initially issued.

          6. If the Company or SC Corporation, shall at any time consolidate or merge with or into another corporation, (a) the Company shall give at least twenty (20) days prior written notice to the Warrant Holder of such consolidation or merger and the terms thereof, and (b) the Warrant Holder shall at his exclusive option: (i) exercise his warrant in whole or in part irrespective if the condition precedent for the exercise of this Warrant in Paragraph 1(a) has been met; or (ii) thereafter be entitled to receive, upon the exercise thereof, the securities or property

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to which a holder of the number of Shares then deliverable upon the exercise thereof would have been entitled upon such consolidation or merger, and the Company shall take such steps in connection with such consolidation or merger as may be necessary to assure the Warrant Holder that the provisions of this Warrant shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of this Warrant including, but not limited to, obtaining a written acknowledgement from the continuing corporation or other appropriate corporation of its obligation to supply such securities or property upon such exercise. A sale of all or substantially all the assets of the Company or its wholly owned subsidiary, SC Direct Inc., shall be deemed a consolidation or merger for the foregoing purposes.

          7. Following the Closing Date the Company will permit any authorized representatives designated by the Warrant Holder, so long as this Warrant is outstanding, without expense to the Company, to visit and inspect the properties of the Company or any of its subsidiaries, and to discuss its and their affairs and finances with its and their officers at such reasonable times as may be reasonably requested. The Warrant Holder agrees to keep all of such information confidential and not to divulge it to any third party without the prior written consent of the Company unless and until such information becomes generally known to the public from a source other than the Warrant Holder or the holder of any of the other Warrants.

          8. The Company and each subsidiary will maintain its books and records in accordance with generally accepted accounting principles, and so long as this Warrant shall remain outstanding, the Company will deliver to the Warrant Holder:

               (a) as soon as practicable, and in any event within 90 days after the close of each fiscal year of the Company, (i) a consolidated balance sheet of the Company and its subsidiaries as of the end of such fiscal year-end (ii) consolidated statements of income, cash flow and common stock and other stockholders' equity of the Company and its subsidiaries for such fiscal year, in each case setting forth in comparative form the corresponding figures for the preceding fiscal year and to be in reasonable detail and certified without material exception by the Company's independent public accountants; provided,
                                                                     --------
          however, that in the event the Company becomes a public company,
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          delivery pursuant to clause (c) below of copies of the Annual Report on Form 10-K or Form 10-KSB of the Company for such fiscal year timely filed with the Securities and Exchange Commission (together with copies of the financial statements required to be included therein) shall be deemed to satisfy the requirements of this clause (a);

               (b) as soon as practicable, and in any event within 45 days after the close of each of the first three fiscal quarters of the Company during such fiscal year (i) a consolidated balance sheet of the Company and its subsidiaries as of the end of such fiscal quarter and (ii) consolidated statements of income, cash flow and

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          common stock and other stockholders' equity of the Company and its subsidiaries for the portion of the fiscal year ended with the end of such quarter, in each case setting forth in comparative form the corresponding figures for the comparable period of the preceding fiscal year; provided, however, that in the event the Company becomes
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          a public company, delivery pursuant to clause (c) below of copies of the Quarterly Report on Form 10-Q or Form 10-QSB of the Company for such quarterly period timely filed with the Securities and Commission shall be deemed to satisfy the requirements of this clause (b);

               (c) as soon as practicable, copies of all financial statements, proxy materials or reports sent to the Company's stockholders and of all reports or final registration statements filed with the Securities and Exchange Commission pursuant to the Securities Act of 1993, as amended ("Act"), or the Securities Exchange Act of 1934, as amended ("Exchange Act"), if applicable.

          9. If this Warrant is lost, stolen or destroyed, the Company shall, subject to such reasonable terms as to indemnity as are commonly imposed in respect of warrants which are not registered pursuant to the Act, issue a new Warrant of like denomination and tenor as, and in substitution for, the Warrant so lost, stolen or destroyed, and in the event this Warrant shall be mutilated, the Company shall, upon the surrender hereof, issue a new Warrant of like denomination and tenor as, and in substitution for, the Warrant so mutilated.

          10. (a) The Warrant Holder acknowledges that this Warrant and the Shares issuable upon exercise of the Warrant have not been registered under the Act and shall bear a conspicuous legend in customary form restricting their transfer until registered under the Act or, in the opinion of counsel satisfactory to the Company, an exemption from such registration is available. The Warrant Holder agrees that this Warrant and the Shares of Common Stock underlying this Warrant may not be sold, assigned or transferred at any time, in any manner or by any person or entity unless the Warrant and/or the Shares, as the case may be, are registered pursuant to the Act and under applicable state securities laws or, in the opinion of counsel satisfactory to the Company, an exemption from the Act and such state securities laws is available in respect of the Warrant and the Shares for such sale, assignment or transfer, as the case may be. The Warrant Holder agrees that, unless and until the Warrant and the Shares issuable upon exercise of the Warrant have been registered under the Act and applicable state securities laws, no sale, assignment or transfer shall occur without obtaining the prior written consent of the Company.

          (b) The Company shall, at least thirty (30) days prior to the filing of any Registration Statement under the Act (other than a Registration Statement on Form S-4 or S-8 or any successor forms) relating to the public offering of any class of its equity securities by the Company, give written notice of such proposed filing and of the proposed date thereof to the Warrant Holder and if, on or before the tenth (10th) day following the date on which such notice

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is given, the Company shall receive a written request from the Warrant Holder requesting that the Company include among the securities covered by such Registration Statement some or all of the Shares issuable upon exercise of the Warrant, the Company shall include such Shares in such Registration Statement, if filed. Shares issuable upon exercise of the Warrant will be registered by the Company and offered to the public on the same terms and subject to the same conditions applicable to the piggyback registration of shares of Common Stock to be sold by the Company or by other persons registering shares of Common Stock in such registration statement pursuant to piggyback rights granted to such persons pursuant to a certain Registration Rights Agreement dated November 30, 1994, as amended by Registration Rights Agreement dated as of August 16, 1995, or as may be further amended or superseded from time to time by the Company and the parties thereto (including without limitation, an Amended and Restated Registration Rights Agreement substantially in the form of draft dated October 3, 1996 (collectively as so amended from time to time, the "Registration Rights Agreement"). The Warrant Holder agrees to be bound by the terms and provisions of the Registration Rights Agreement as though he were a signatory thereto with respect to the piggyback rights granted to the Warrant Holder hereunder. The Company shall be under no obligation to complete any offering of its securities it proposes to make under this subparagraph (b) and shall incur no liability to the Warrant Holder to participate therein in accordance with this Section. In connection with any registration covered by this subparagraph (b) involving any underwriting of securities, the Company shall not be required to include the Warrant Holder's Shares in such registration unless such Warrant Holder accepts the terms of the underwriting as agreed upon between the Company (or other persons who have the right to agree upon the underwriting terms relating to such offering) and the underwriters, provided, however, that nothing contained herein shall be construed to give the Warrant Holder less piggy back rights than are granted to the persons signing the amended and Restated Registration Rights agreement.

          11. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of Delaware.

          12. This Warrant cannot be amended, supplemented or changed, and no provision hereof can be waived, except by a written instrument making specific reference to this Warrant and signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. The Exhibit to this Warrant is incorporated herein by reference to the same extent as if set forth herein in full. A waiver of any right derived hereunder by the Warrant Holder shall not be deemed a waiver of any other right derived hereunder.

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          13.  This Warrant shall be binding upon and shall inure to the benefit of the Company and the Warrant Holder, and their respective heirs, successors and permitted assigns.

          14.  All notices to the Warrant Holder shall be sent to:

               BEC Group
               555 Theodore Fremd Avenue
               Suite B302
               Rye, New York 10580
               (914) 967-9400

Dated:  August 12, 1996.


                                    SPECIALTY CATALOG CORP.



                                    By:______________________________
                                      Steven L. Bock
                                      Chief Executive Officer

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                                   EXHIBIT A

                               SUBSCRIPTION FORM
                               -----------------


     (To be executed by the Warrant Holder to exercise the Warrant in whole or in part)


     TO:  SPECIALTY CATALOG CORP.

     The undersigned, whose Social Security or Tax Identification Number is ________________, hereby irrevocably elects the right of purchase represented by the within Warrant for, and to purchase thereunder, shares of Common Stock provided for therein and tenders payment herewith to the order of Specialty Catalog Corp. in the amount of $____________________________. The undersigned requests that certificates for such shares of Common Stock be issued in the name of the undersigned Warrant Holder as follows:

     Name:

     Address:

     Deliver to:

     Address:

and, if said number of shares of Common Stock shall not be all the shares of the Common Stock purchasable thereunder, then a new Warrant for the balance of the remaining shares of Common Stock purchasable under the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

     Address:

     Dated:

     Warrant Holder:                   Signature Guaranteed:



     By:_______________________        _________________________

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